                                                        EXHIBIT 10.1
                                                        Composite Conformed Copy

                         FIRST AMERICAN CAPITAL TRUST I

   8.50% Capital Securities (liquidation amount $1,000 per Capital Security) guaranteed by The First American Financial Corporation


                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

                                                                  April 22, 1997


CHASE SECURITIES INC.
UBS SECURITIES LLC
270 Park Avenue, 8th Floor
New York, New York 10017-2070

Dear Sirs:

          First American Capital Trust I (the "Issuer"), a statutory business trust formed under the Business Trust Act of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. Section 3801 et seq.), proposes to
                                                        -- ---
issue and sell to Chase Securities Inc. ("CSI") and UBS Securities LLC ("UBS") (together with CSI, the "Initial Purchasers"), upon the terms and subject to the conditions set forth in a purchase agreement dated April 17, 1997 (the "Purchase Agreement"), an aggregate of 100,000 8.50% Capital Securities, liquidation amount $1,000 per Capital Security (the "Capital Securities"). The Capital Securities will be guaranteed by The First American Financial Corporation (the "Company"), to the extent set forth in the Offering Memorandum (as defined below), with respect to distributions and amounts payable upon liquidation or redemption (the "Guarantee"), pursuant to the Guarantee Agreement (the
"Guarantee Agreement"), to be dated as of the Closing Date (as defined below), executed and delivered by the Company and Wilmington Trust Company, not in its individual capacity but solely as trustee (the "Guarantee Trustee"), a Delaware banking corporation for the benefit of the holders from time to time of the Capital Securities. The proceeds from the sale of the Capital Securities to the Initial Purchasers will be aggregated with the entire proceeds from the sale by the Issuer to the Company of the 8.50% Common Securities, liquidation amount $1,000 per Common Security (the "Common Securities"), of the Issuer and will be used by the Issuer to purchase the 8.50% Junior Subordinated Deferrable Interest Debentures due 2012 (the "Debentures") issued by the Company. The Capital Securities and the Common Securities will be issued pursuant to the Amended and Restated Declaration of Trust of the Issuer, to be dated as of the Closing Date (the "Trust Agreement"), among the Company, as Sponsor, the trustees named therein (the "Trustees") and the holders
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                                                                               2

from time to time of the Capital Securities and the Common Securities, which represent undivided beneficial ownership interests in the assets of the Issuer. The Debentures will be issued pursuant to a Junior Subordinated Indenture, to be dated as of the Closing Date (the "Indenture"), between the Company and Wilmington Trust Company, as trustee (the "Indenture Trustee"). The Capital Securities, the Guarantee and the Debentures are collectively referred to herein as the "Securities". Capitalized terms used herein without definition have the respective meanings specified in the Purchase Agreement.

          As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchasers thereunder, the Issuer and the Company agree with you, (i) for the benefit of the Initial Purchasers and (ii) for the benefit of the holders from time to time of the Securities, including the Initial Purchasers and the Exchange Securities (as defined herein) (each of the foregoing, a "Holder" and, collectively, the "Holders"), as follows:

          1.   Registered Exchange Offer.  The Issuer and the Company shall (i)
               -------------------------
prepare and, not later than 150 days following the Closing Date (as hereinafter defined), file with the Commission a registration statement (the "Exchange Offer Registration Statement") on an appropriate form under the Securities Act with respect to a proposed offer (the "Registered Exchange Offer") to the Holders of the Capital Securities to issue and deliver to such Holders, in exchange for the Capital Securities, a like aggregate liquidation amount of new Capital Securities (the "Exchange Capital Securities"), which Securities shall (a) represent undivided beneficial ownership interests in the assets of the Issuer, which assets shall be a new series of junior subordinated debentures issued by the Company in exchange for the Debentures (the "Exchange Debentures") and (b) be guaranteed on a junior subordinated basis by the Company (the "Exchange Guarantee" and, together with the Exchange Capital Securities and the Exchange Debentures, the "Exchange Securities") to the same extent that the Guarantee guaranteed the Capital Securities, that are identical in all material respects to the Securities, except for the deletion of certain transfer restrictions relating to the Securities, (ii) use their respective reasonable best efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act no later than 180 days after the Closing Date and (iii) commence the Registered Exchange Offer and use their respective reasonable best efforts to issue, on or prior to 30 business days after the date on which the Registered Exchange Offer was declared effective by the Commission (such period being called the "Exchange Offer Registration Period"), Exchange Securities for Securities. The Exchange Capital Securities will be issued pursuant to the Trust Agreement, the Exchange Debentures will be issued pursuant to the Indenture and the Exchange Guarantee will be issued pursuant to the Guarantee Agreement.

          Upon the effectiveness of the Exchange Offer Registration Statement, the Company and the Issuer shall promptly commence the Registered Exchange
Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for Exchange Securities (assuming that such Holder (a) is not (i) an affiliate of the Company or the Issuer within the meaning of the Securities Act or (ii) an Exchanging Dealer
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                                                                               3

(as defined herein) not complying with the requirements of the next sentence,
(b) acquires the Exchange Securities in the ordinary course of such Holder's business and (c) has no arrangements or understandings with any person to participate in the distribution of the Exchange Securities) and to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States. The Company, the Issuer, the Initial Purchasers and each Exchanging Dealer (as defined below) acknowledge that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, each Holder which is a broker-dealer electing to exchange Securities, acquired for its own account as a result of market making activities or other trading activities, for Exchange Securities (an "Exchanging Dealer"), is required to deliver a prospectus containing the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer.

          In connection with the Registered Exchange Offer, the Company and the Issuer shall:

          (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

          (b) keep the Registered Exchange Offer open for not less than 30 days after the date notice of the Registered Exchange Offer is mailed to the Holders (or longer, if required by applicable law);

          (c) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York;

          (d) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last business day on which the Registered Exchange Offer shall remain open; and

          (e) otherwise comply in all respects with all laws applicable to the Registered Exchange Offer.

          As soon as practicable after the close of the Registered Exchange Offer, the Company and the Issuer shall:

          (a) accept for exchange all Capital Securities tendered and not validly withdrawn pursuant to the Registered Exchange Offer;
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                                                                               4

          (b) deliver to the Property Trustee for cancellation all Capital Securities so accepted for exchange;

          (c) cause Debentures in aggregate principal amount equal to the aggregate liquidation amount of Capital Securities so accepted for exchange to be exchanged for Exchange Debentures

          (d) cause the Guarantee to be exchanged for the Exchange Guarantee;
     and

          (e) cause the Property Trustee and the Indenture Trustee promptly to authenticate and deliver to each holder of Capital Securities, Exchange Capital Securities, Debentures and Exchange Debentures, as the case may be, equal in principal amount or liquidation amount, as the case may be, to the Securities of such holder so accepted for exchange.

          The Company and the Issuer shall use their respective reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein in order to permit such prospectus to be used by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided that (i) in the case where such prospectus and any amendment or
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supplement thereto must be delivered by an Exchanging Dealer, such period shall be the lesser of 180 days and the date on which all Exchanging Dealers have sold all Exchange Securities held by them and (ii) the Company and the Issuer shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 90 days after the consummation of the Registered Exchange Offer.

          The Indenture and the Trust Agreement shall provide that the Securities and the Exchange Securities shall vote and consent together on all matters as one class and that none of the Securities or the Exchange Securities will have the right to vote or consent as a separate class on any matter.

          Interest on each Exchange Debenture issued pursuant to the Registered Exchange Offer will accrue from the last interest payment date on which interest was paid on the Debentures surrendered in exchange therefor or, if no interest has been paid on the Debentures, from the date of original issue of the Debentures.

          Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company and the Issuer that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business,
(ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act and (iii) such Holder is not an affiliate of the Company or the
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                                                                               5

Issuer within the meaning of the Securities Act, or if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

          Notwithstanding any other provisions hereof, the Company and the Issuer will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include, as of the consummation of the Registered Exchange Offer, an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          2.   Shelf Registration.  If (i) the Company and the Issuer are not
               ------------------
required to file the Exchange Offer Registration Statement or permitted to consummate the Registered Exchange Offer because the Registered Exchange Offer is not permitted by applicable law or Commission policy, (ii) the Company has received an opinion of counsel, rendered by a law firm having a recognized national tax practice, to the effect that, as a result of the consummation of the Exchange Offer, there is more than an insubstantial risk that (x) the Issuer would be subject to United States federal income tax with respect to income received or accrued on the Debentures or Exchange Debentures, (y) interest payable by the Company on such Debentures or Exchange Debentures would not be deductible by the Company, in whole or in part, for United States federal income tax purposes, or (z) the Issuer would be subject to more than a de minimis amount of other taxes, duties or other governmental charges, (iii) any holder of Transfer Restricted Securities notifies the Company and the Issuer on or before the 20th business day following the consummation of the Registered Exchange Offer that (A) it is prohibited by law or Commission policy from participating in the Registered Exchange Offer, (B) it may not resell the Exchange Securities acquired by it in the Registered Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales or (C) it is a broker-dealer and owns Securities acquired directly from the Issuer or an affiliate of the Issuer, then the following provisions shall apply:

          (a) The Company and the Issuer shall use their reasonable best efforts to file as promptly as practicable (but in no event more than 150 days after so required or requested pursuant to this Section 2) with the Commission and thereafter shall use their reasonable best efforts to cause to be declared effective (but in no event more than 180 days after so required or requested pursuant to this Section 2), a shelf registration statement on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities (as defined below) by the Holders thereof from time to time in accordance with the methods of
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                                                                               6

distribution set forth in such registration statement (hereafter, a "Shelf Registration Statement" and, together with any Exchange Offer Registration Statement, a "Registration Statement");

          (b) The Company and the Issuer each shall use their respective reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be used by Holders of Transfer Restricted Securities for a period of two years from the Issue Date or such shorter period that will terminate when all the Transfer Restricted Securities covered by the Shelf Registration Statement have been sold pursuant thereto (in any such case, such period being called the "Shelf Registration Period"). The Company and the Issuer each shall be deemed not to have used their reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if any of them voluntarily takes any action that would result in Holders of Transfer Restricted Securities covered thereby not being able to offer and sell such Securities or Exchange Securities during that period, unless such action is required by applicable law; and

          (c) Notwithstanding any other provisions hereof, the Company and the Issuer will ensure that (i) any Shelf Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Shelf Registration Statement and any amendment thereto (in either case, other than with respect to information included therein in reliance upon or in conformity with written information furnished to the Company or the Issuer by or on behalf of any Holder specifically for use therein (the "Holders' Information")) does not, when it
                                   --------------------
becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Shelf Registration Statement, and any supplement to such prospectus (in either case, other than with respect to Holders' Information), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          3.   Additional Interest.  (a)  If (i) the applicable Registration
               -------------------
Statement is not filed with the Commission on or before the date specified for such filing, (ii) such Registration Statement is not declared effective by the Commission on or prior to the date specified in Section 1 (in the case of the Exchange Offer Registration Statement) or Section 2 (in the case of the Shelf Registration Statement) (such date the "Effectiveness Target Date"), (iii) the Company and the Issuer fail to consummate the Exchange Offer within 30 business days of the Effectiveness Target Date with respect to the Registered Exchange Offer or (iv) the Shelf Registration Statement or the Exchange Offer
Registration Statement is filed and declared effective but thereafter ceases to be effective (at any time that the Company is obligated to maintain the effectiveness thereof) or to be usable in connection with resales of Transfer Restricted Securities without being succeeded within 60 days by an additional Registration Statement filed and declared effective that cures such failure
(each such event referred to in clauses (i) through (iv), a "Registration Default"), the Company will be obligated to pay additional interest in respect of the Debentures (including in respect of amounts accruing
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                                                                               7

during any Extension Period (as defined in the Indenture)) ("Additional Interest") and corresponding additional distributions ("Additional Distributions") will become payable on the Capital Securities, with respect to the first 30-day period immediately following such Registration Default, in an amount equal to .25% per week per $1,000 liquidation amount of the Capital Securities held by such holder. The amount of Additional Interest (and corresponding Additional Distributions) will increase by an additional .25% per week per $1,000 liquidation amount of Capital Securities with respect to each subsequent 30-day period until all Registration Defaults have been cured, up to a maximum amount of Additional Interest (and corresponding Additional Distributions) of .50% per week per $1,000 of liquidation amount of Capital Securities. Following the cure of all Registration Defaults, the accrual of Additional Interest will cease.

          "Transfer Restricted Securities" means each Security until (i) the date on which such Security has been exchanged by a person other than a broker-dealer for an Exchange Security in the Registered Exchange Offer, (ii) following the exchange by a broker-dealer in the Registered Exchange Offer of a Security, the date on which such Security is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iv) the date on which such Security is distributed to the public pursuant to Rule 144 under the Act. Notwithstanding anything to the contrary in this Section 3(a), the Company and the Issuer shall not be required to pay Additional Interest to the Holder of Transfer Restricted Securities if such Holder: (a) failed to comply with its obligations to make the representations in the second to last paragraph of Section 1 or (b) failed to provide the information required to be provided by it, if any, pursuant to Section 4(n).

          (b) The Company and the Issuer shall notify the Indenture Trustee and the paying agent under the Indenture immediately upon the happening of each and every Registration Default. The Company and the Issuer shall pay the Additional Interest due on the Transfer Restricted Securities by depositing with the paying agent (which may not be the Company for these purposes), in trust, for the benefit of the Holders thereof, prior to 10:00 a.m., New York City time, on the next interest payment date specified by the Indenture and the Securities, sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each interest payment date specified by the Indenture to the record holder entitled to receive the interest payment to be made on such date. Each obligation to pay Additional Interest shall be deemed to accrue from and including the applicable Registration Default.

          4.   Registration Procedures.  In connection with any Registration
               -----------------------
Statement, the following provisions shall apply:

          (a) The Company and the Issuer shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each
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                                                                               8

amendment thereof and each supplement, if any, to the prospectus included therein and use their reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as CSI may reasonably and timely propose; (ii) if requested by any Initial Purchaser, include the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement, and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; and (iii) if requested by any Initial Purchaser, include the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement.

          (b) The Company and the Issuer shall advise each Initial Purchaser, each Exchanging Dealer and the Holders (if applicable), and, if requested by any such person, confirm such advice in writing (which advice pursuant to clauses
(ii)-(vi) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

             (i) when any Registration Statement and any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

             (ii) of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

             (iii) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose;

             (iv) of the receipt by the Company and the Issuer of any notification with respect to the suspension of the qualification of the Securities or the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

             (v) of the happening of any event that requires the making of any changes in any Registration Statement so that such Registration Statement, as of its effective date, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

             (vi) of the happening of any event that requires the making of any changes in any prospectus so that, as of the date of such prospectus, the statements therein do not include an untrue statement of a material fact or omit to state a material fact necessary
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                                                                               9

     in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (c) The Company and the Issuer will make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time.

          (d) The Company and the Issuer will furnish to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, at least one conformed copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if any such Holder so requests in writing, all exhibits thereto (including those incorporated by reference).

          (e) The Company and the Issuer will, during the Shelf Registration Period, promptly deliver to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company and the Issuer each consents to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities in connection with the offer and sale of the Transfer Restricted Securities covered by the prospectus or any amendment or supplement thereto.

          (f) The Company and the Issuer will furnish to each Initial Purchaser and each Exchanging Dealer and to any other Holder who so requests, without charge, at least one conformed copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if any Initial Purchaser or Exchanging Dealer or any such Holder so requests in writing, all exhibits (including those incorporated by reference).

          (g) The Company and the Issuer will, during the Exchange Offer Registration Period or the Shelf Registration Period, as the case may be, promptly deliver to each Initial Purchaser, each Exchanging Dealer and such other persons that are required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included within the coverage of the Exchange Offer Registration Statement or the Shelf Registration Statement and any amendment or supplement thereto as such
Exchanging Dealer, Initial Purchaser or other person may reasonably request; and the Company and the Issuer each consents to the use of such prospectus or any amendment or supplement thereto that complies in all material respects with the Securities Act and the rules and regulations thereunder by any such Exchanging Dealer, Initial Purchaser or other person as aforesaid.
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                                                                              10

          (h) Prior to any public offering of Securities or Exchange Securities pursuant to any Registration Statement, the Company and the Issuer each will use its respective reasonable best efforts to register or qualify or cooperate with the Holders of Securities or Exchange Securities included therein and their respective counsel in connection with the registration or qualification of such Securities or Exchange Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any such Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities or Exchange Securities covered by such Registration Statement; provided, however, that neither the Company nor the Issuer will be required (1)
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to qualify generally to do business in any jurisdiction where it is not then so qualified or (2) to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

          (i) The Company and the Issuer each will cooperate with the Holders of Securities or Exchange Securities to facilitate the timely preparation and delivery of certificates representing Securities or Exchange Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request in writing a reasonable period of time prior to sales of Securities or Exchange Securities pursuant to such Registration Statement.

          (j) If (i) any event contemplated by paragraphs (b)(ii) through (vi) above occurs during the period for which the Company and the Issuer are required to maintain an effective Registration Statement, the Company and the Issuer will promptly prepare and file with the Commission a post-effective amendment to the Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to purchasers of the Securities or Exchange Securities from a Holder, the prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (k) Not later than the effective date of the applicable Registration Statement, the Company will provide a CUSIP number for the Securities or Exchange Securities, as the case may be, and provide the applicable trustee with printed certificates for the Securities or Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

          (l) The Company and the Issuer each will comply with all applicable rules and regulations of the Commission and will make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

          (m) The Company and the Issuer will cause the Indenture, the Trust Agreement and the Guarantee Agreement to be qualified under the Trust Indenture Act as required by applicable law in a timely manner.

          (n) The Company and the Issuer may require each Holder of Transfer Restricted Securities to be registered pursuant to any Shelf Registration Statement to furnish to the Company and the Issuer such information regarding the Holder and the distribution of such Transfer Restricted Securities as the Company may from time to time reasonably require for inclusion in such Shelf Registration Statement, and the Company and the Issuer may exclude from such registration the Transfer Restricted Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

          (o) In the case of a Shelf Registration Statement, each Holder of Transfer Restricted Securities to be registered pursuant thereto agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Company pursuant to Section 4(b)(ii) through (vi) hereof, such Holder will discontinue disposition of such Transfer Restricted Securities until such Holder's receipt of copies of the supplemental or amended prospectus contemplated by Section 4(j) hereof or until advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed. If the Company and the Trust shall give any notice under Section 4(b)(ii) through (vi) during the period that the Company and the Issuer is required to maintain an effective Registration Statement (the "Effectiveness Period"), such Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Transfer Restricted Securities covered by such Registration Statement shall have received (x) the copies of the supplemental or amended prospectus contemplated by Section 4(j) (if an amended or supplemental prospectus is required) or (y) the Advice (if no amended or supplemental prospectus is required).

          (p) In the case of a Shelf Registration Statement, the Company and the Issuer shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as Holders of at least a majority in aggregate liquidation amount of the Securities and Exchange Securities being sold or the managing underwriters (if any) shall reasonably request in order to facilitate any disposition of Securities or Exchange Securities pursuant to such Shelf Registration Statement, provided that the Company and the Issuer shall not be required to enter into any such agreement more than once with respect to all Securities.

          (q) In the case of a Shelf Registration Statement, the Company and the Issuer shall (i) make reasonably available for inspection by a representative of, and Special Counsel (as defined below) acting for, Holders of at least a majority in aggregate liquidation amount of the Securities and Exchange Securities being sold and any underwriter participating in any disposition of Securities or Exchange Securities pursuant to such Shelf Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and (ii) use its reasonable best efforts to have its officers, directors, employees, accountants and counsel supply all relevant information reasonably requested by such representative, Special Counsel or any such underwriter (an "Inspector") in connection with such
                                             ---------
Shelf Registration Statement.

          (r) In the case of a Shelf Registration Statement, the Company and the Issuer shall, if requested by Holders of at least a majority in aggregate liquidation amount of the Securities and Exchange Securities being sold, their Special Counsel or the managing underwriters (if any) in connection with such Shelf Registration Statement, use their respective reasonable best efforts to cause (i) their respective counsel to deliver an opinion relating to the Shelf Registration Statement and the Securities or Exchange Securities, as applicable, in customary form, (ii) their respective officers or trustees to execute and deliver all customary documents and certificates requested by Holders of at least a majority in aggregate liquidation amount of the Securities and Exchange Securities being sold, their Special Counsel or the managing underwriters (if any) and (iii) the Company's independent public accountants to provide a comfort letter in customary form, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

          5.  Registration Expenses.  The Company will bear all expenses
              ---------------------
incurred in connection with the performance of the obligations of the Company and the Issuer under Sections 1, 2, 3 and 4 hereof and the Company will reimburse the Initial Purchasers and the Holders for the reasonable fees and disbursements of one firm of attorneys (in addition to local counsel, if any) chosen by the Holders of at least a majority in aggregate liquidation amount of the Securities and the Exchange Securities to be sold pursuant to each Registration Statement (the "Special Counsel") acting for the Initial Purchasers or Holders in connection therewith.

          6.   Indemnification.  (a)  In the event of the effectiveness of a
               ---------------
Shelf Registration Statement or in connection with any prospectus delivery pursuant to an Exchange Offer Registration Statement by an Initial Purchaser or Exchanging Dealer, as applicable, the Company and the Issuer shall, jointly and severally, indemnify and hold harmless each Holder (including, without limitation, any Initial Purchaser or Exchanging Dealer), its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 6(a) and Section 7 as a "Holder") from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of Securities or Exchange Securities), to which that Holder may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Holder promptly upon demand for any legal or other expenses reasonably incurred by that Holder in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the
                                         --------  -------
Company  nor the Issuer shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, (i) an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Holders' Information or (ii) a defect in a Exchange Offer Registration Statement or prospectus contained therein delivered to the person asserting such loss, claim, damage, liability or action after the Exchange Offer Registration Period; and provided, further, that with respect to any such untrue
                         --------  -------
statement in or omission from any related preliminary prospectus, the indemnity agreement contained in this Section 6(a) shall not inure to the benefit of any Holder from whom the person asserting any such loss, claim, damage, liability or action received Securities or Exchange Securities to the extent that such loss, claim, damage, liability or action of or with respect to such Holder results from the fact that both (A) a copy of the final prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Securities or Exchange Securities to such person and (B) the untrue statement in or omission from the related preliminary prospectus was corrected in the final prospectus unless, in either case, such failure to deliver the final prospectus was a result of non-compliance by the Company or the Issuer with Section 4(d), 4(e), 4(f) or 4(g).

          (b) In the event of the effectiveness of a Shelf Registration Statement, each Holder shall indemnify and hold harmless the Company, the Issuer, their respective affiliates, their respective officers, trustees, directors, employees, representatives and agents, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 6(b) and Section 7 as the "Company"), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Holders' Information furnished to the Company by such Holder, and shall reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that no such Holder shall be liable
                       --------  -------
for any indemnity claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Securities or Exchange Securities pursuant to such Shelf Registration Statement.

          (c) Promptly after receipt by an indemnified party under this Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 6(a) or 6(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying
             --------  -------
party shall not relieve it from any liability which it may have under this
Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided,
                                                                       --------
further, that the failure to notify the indemnifying party shall not relieve it
-------
from any liability which it may have to an indemnified party otherwise than under this Section 6. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than the reasonable costs of investigation; provided, however, that an indemnified party
                                   --------  -------
shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party,
(2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 6(a) and 6(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          7.   Contribution.  If the indemnification provided for in Section 6
               ------------
is unavailable or insufficient to hold harmless an indemnified party under
Section 6(a) or 6(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company from the offering and sale of the Securities, on the one hand, and a Holder with respect to the sale by such Holder of Securities or Exchange Securities, on the other, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and such Holder on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and a Holder on the other with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) received by or on behalf of the Company as set forth in the table on the cover of the Offering Memorandum, on the one hand, bear to the total proceeds received by such Holder with respect to its sale of Securities or Exchange Securities, on the other. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Company or information supplied by the Company on the one hand or to any Holders' Information supplied by such Holder on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 7 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7 shall be deemed to include, for purposes of this Section 7, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 7, an indemnifying party that is a Holder of Securities or Exchange Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities or Exchange Securities sold by such indemnifying party to any purchaser exceeds the amount of any damages which such indemnifying party has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          8.   Rules 144 and 144A.  The Company shall use its reasonable best
               ------------------
efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the written request of any Holder of Transfer Restricted Securities, make publicly available other information so long as necessary to permit sales of such Holder's securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)). Upon the written request of any Holder of Transfer Restricted Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Company or Issuer to register any of its securities pursuant to the Exchange Act.

          9.   Underwritten Registrations.  If any of the Transfer Restricted
               --------------------------
Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate liquidation amount of such Transfer Restricted Securities included in such offering, subject to the consent of the Company (which shall not be unreasonably withheld or delayed), and such Holders shall be responsible for all underwriting commissions and discounts in connection therewith.

          No Holder may participate in any underwritten registration hereunder unless such Holder (i) agrees to sell such Holder's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

          10.  Miscellaneous.  (a)  Amendments and Waivers.  The provisions of
               -------------        ----------------------
this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company and the Issuer have obtained the written consent of Holders of a majority in aggregate liquidation amount of the Securities and the Exchange Securities, taken as a single class. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities or Exchange Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate liquidation amount of the Securities and the Exchange Securities being sold by such Holders pursuant to such Registration Statement.

          (b) Notices.  All notices and other communications provided for or
              -------
permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier or air courier guaranteeing next-day delivery:

          (1) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 10(b), which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Trust Agreement, with a copy in like manner to Chase Securities Inc. and UBS Securities Inc.;

          (2) if to an Initial Purchaser, initially at its address set forth in the Purchase Agreement; and

          (3) if to the Company or the Issuer, initially at the address of the Company or the Issuer set forth in the Purchase Agreement.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being delivered to a next-day air courier; five business days after being deposited in the mail; and when receipt is acknowledged by the recipient's telecopier machine, if sent by telecopier.

          (c) Successors And Assigns.  This Agreement shall be binding upon the
              ----------------------
Company and its successors and assigns.

          (d) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts (which may be delivered in original form or by telecopier) and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (e) Definition of Terms.  For purposes of this Agreement, (a) the term
              -------------------
"business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

          (f) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (g) Governing Law. This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of New York.

          (h) Remedies.  In the event of a breach by the Company, the Issuer or
              --------
by any Holder of any of their obligations under this Agreement, each Holder or the Company or the Issuer, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company, the Issuer and each Holder agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (i) No Inconsistent Agreements.  Each of the Company and the Issuer
              --------------------------
represents, warrants and agrees that (i) it has not entered into, shall not, on or after the date of this Agreement, enter into any agreement that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof, (ii) it has not previously entered into any agreement which remains in effect granting any registration rights with respect to any of its debt securities to any person and (iii) without limiting the generality of the foregoing, without the written consent of the Holders of a majority in aggregate principal amount of the then outstanding Transfer Restricted Securities, it shall not grant to any person the right to request the Company or the Issuer to register any junior subordinated debt securities of the Company or any securities of any financing subsidiary of the Company under the Securities Act unless the rights so granted are not in conflict or inconsistent with the provisions of this Agreement.

          (j) No Piggyback on Registrations.  Neither the Company, the Issuer
              -----------------------------
nor any of their respective security holders (other than the Holders of Transfer Restricted Securities in such capacity) shall have the right to include any securities of the Company or the Issuer in any Shelf Registration or Registered Exchange Offer other than Transfer Restricted Securities.

          (k) Severability.  The remedies provided herein are cumulative and not
              ------------
exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          Please confirm that the foregoing correctly sets forth the agreement among the Company, the Issuer and you.


                                  Very truly yours,

                                  THE FIRST AMERICAN FINANCIAL
                                    CORPORATION



                                  ----------------------------------------------
                                  By:    Thomas A. Klemens
                                  Title: Executive Vice President and Chief
                                    Financial Officer


                                  FIRST AMERICAN CAPITAL TRUST I



                                  ----------------------------------------------
                                  By:    Thomas A. Klemens
                                  Title: Regular Trustee


Accepted in New York, New York

CHASE SECURITIES INC.


By:____________________________
  Title:


UBS SECURITIES LLC


By:____________________________
  Title:

                                                                         ANNEX A


          Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. Each of the Company and the Issuer has agreed that, for a period of 180 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B



          Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities, where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution."

                                                                         ANNEX C

                              PLAN OF DISTRIBUTION


          Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. Each of the Company and the Issuer has agreed that, for a period of 180 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until _______________, 199__, all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus./1/

          Neither the Company nor the Issuer will receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Registered Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

          For a period of 90 days after the Expiration Date the Company and the Issuer will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company and the Issuer have jointly and severally agreed to pay all expenses incident to the Registered Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any broker-dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.
-----------
/1/ In addition, the legend required by Item 502(e) of Regulation S-K will appear on the back cover page of the Exchange Offer prospectus.

                                                                         ANNEX D



     [ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

          Name:_______________________________________
          Address:____________________________________
                  ____________________________________


If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.